CSW Industrials, Inc.
Condensed Consolidated Balance Sheets

Exhibit 99.1

(in thousands, except per share amounts)	June 30, 2016	September 30, 2016	(Unaudited) December 31, 2016	(Unaudited) March 31, 2017	(Unaudited) June 30, 2017	(Unaudited) September 30, 2017
ASSETS						
Current assets:						
Cash and cash equivalents	$ 21,710	$ 24,624	$ 20,414	$ 23,146	$ 25,926	$ 26,483
Bank time deposits	13,183	10,373	1,753	1,776	1,829	1,909
Accounts receivable, net	55,333	54,953	46,453	59,831	67,427	62,997
Inventories, net	42,646	42,126	45,050	43,665	44,056	43,627
Prepaid expenses and other current assets	8,903	8,292	9,252	3,084	2,388	3,030
Current assets, discontinued operations	14,013	14,836	15,216	14,781	15,771	17,544
Total current assets	155,788	155,204	138,138	146,283	157,397	155,590
Property, plant and equipment, net	58,752	58,673	57,434	56,812	56,447	55,924
Goodwill	67,440	67,375	67,147	80,863	81,286	81,766
Intangible assets, net	51,571	50,273	48,712	59,312	58,004	56,757
Other assets	15,872	15,888	16,078	16,010	16,165	16,298
Noncurrent assets, discontinued operations	40,157	37,032	37,957	38,809	38,935	39,024
Total assets	$ 389,580	$ 384,445	$ 365,466	$ 398,089	$ 408,234	$ 405,359
LIABILITIES AND EQUITY						
Current liabilities:						
Accounts payable	$ 8,263	$ 7,567	$ 8,708	$ 10,372	$ 13,860	$ 13,892
Accrued and other current liabilities	17,029	19,590	22,574	21,619	30,257	32,653
Current portion of long-term debt	561	561	561	561	561	561
Current liabilities, discontinued operations	2,704	3,304	4,999	5,184	4,515	4,042
Total current liabilities	28,557	31,022	36,842	37,736	49,193	51,148
Long-term debt	83,981	71,841	46,286	72,646	66,630	52,615
Retirement benefits payable	1,605	1,505	1,300	1,464	1,252	1,027
Other long-term liabilities	12,694	13,702	12,394	13,805	7,574	6,400
Total liabilities	126,837	118,070	96,822	125,651	124,649	111,190
Equity:						
Common shares, $0.01 par value	156	156	157	157	157	157
Additional paid-in capital	34,327	34,585	37,603	38,701	39,212	40,559
Treasury shares, at cost	(556)	(569)	(972)	(1,011)	(1,021)	(1,037)
Retained earnings	238,051	241,892	242,298	245,026	254,046	261,348
Accumulated other comprehensive loss	(9,235)	(9,689)	(10,442)	(10,435)	(8,809)	(6,858)
Total equity	262,743	266,375	268,644	272,438	283,585	294,169
Total liabilities and equity	$ 389,580	$ 384,445	$ 365,466	$ 398,089	$ 408,234	$ 405,359

CSW Industrials, Inc.
Condensed Consolidated Income Statements

(in thousands, except per share amounts)	Quarter Ended June 30, 2016	Quarter Ended September 30, 2016	Quarter Ended December 31, 2016	Quater Ended March 31, 2017	Quarter Ended June 30, 2017	Quarter Ended September 30, 2017
	(Unaudited)					
Revenues, net	$ 74,864	$ 70,914	$ 65,257	$ 76,425	$ 89,299	$ 84,422
Cost of revenues	(38,646)	(36,053)	(37,888)	(45,942)	(47,432)	(44,765)
Gross profit	36,218	34,861	27,369	30,483	41,867	39,657
Selling, general and administrative expenses	(26,053)	(22,341)	(22,230)	(23,866)	(24,864)	(24,758)
Impairment expenses	(1,082)	-	(13)	(220)	-	-
Operating income	9,083	12,520	5,126	6,397	17,003	14,899
Interest expense, net	(748)	(742)	(673)	(532)	(631)	(671)
Other income (expense), net	530	747	587	(135)	(314)	254
Income before income taxes	8,865	12,525	5,040	5,730	16,058	14,482
Provision for income taxes	(3,599)	(5,171)	(3,182)	(2,408)	(5,771)	(5,332)
Income from continuing operations	5,266	7,354	1,858	3,322	10,287	9,150
Loss from discontinued operations, net of tax	(1,170)	(3,512)	(1,453)	(594)	(1,773)	(1,848)
Net income	$ 4,096	$ 3,842	$ 405	$ 2,728	$ 8,514	$ 7,302
Basic earnings (loss) per common share:						
Continuing operations	$ 0.34	$ 0.47	$ 0.12	$ 0.21	$ 0.65	$ 0.58
Discontinued operations	(0.08)	(0.23)	(0.09)	(0.04)	(0.12)	(0.12)
Net income	$ 0.26	$ 0.24	$ 0.03	$ 0.17	$ 0.53	$ 0.46
Diluted earnings (loss) per common share:						
Continuing operations	$ 0.33	$ 0.47	$ 0.12	$ 0.21	$ 0.65	$ 0.57
Discontinued operations	(0.07)	(0.23)	(0.09)	(0.04)	(0.12)	(0.11)
Net income	$ 0.26	$ 0.24	$ 0.03	$ 0.17	$ 0.53	$ 0.46

CSW Industrials, Inc.
Condensed Consolidated Statements of Cash Flows
(unaudited)

(in thousands)		Year Ended March 31, 2017
Cash flows from operating activities:		
Net income (loss)	$	11,071
Income (loss) from discontinued operations		(6,729)
Net income from continuing operations	$	17,800
Adjustments to reconcile net income from continuing operations to net cash provided by operating activities:		
Depreciation and amortization		13,754
Share-based and other executive compensation		4,642
Net pension benefit		(1,092)
Impairment of assets		1,318
Net deferred taxes		464
Other non-cash items, net		143
Changes in operating assets and liabilities:		
Accounts receivable, net		(5,028)
Inventories, net		214
Prepaid expenses and other current assets		(793)
Other assets		(115)
Accounts payable and other current liabilities		5,669
Retirement benefits payable and other liabilities		2,385
Net cash provided by operating activities from continuing operations		39,361
Net cash used by operating activities from discontinued operations		(325)
Net cash provided by operating activities		39,036
Cash flows from investing activities:		
Capital expenditures		(6,869)
Proceeds from sale of assets		605
Net change in bank time deposits		10,968
Cash paid for acquisitions		(28,179)
Net cash (used) provided by investing activities from continuing operations		(23,475)
Net cash used by investing activities from discontinued operations		(2,493)
Net cash (used) provided by investing activities		(25,968)
Cash flows from financing activities:		
Net repayments on lines of credit		(16,476)
Payment of deferred loan costs		-
Purchase of treasury shares		(1,011)
Proceeds from stock option activity		2,169
Net cash used by financing activities		(15,318)
Effect of exchange rate changes on cash and cash equivalents		(591)
Net (decrease) increase in cash and cash equivalents		(2,841)
Cash and cash equivalents, beginning of period		25,987
Cash and cash equivalents, end of period	$	23,146

CSW Industrials, Inc.
Segment Financial Information
(unaudited)

(in thousands)	Industrial Products	Specialty Chemicals	Subtotal - Reportable Segments	Eliminations and Other	Total
Quarter Ended June 30, 2016					
Revenues, net	$ 43,475	$ 31,368	$ 74,843	$ 21	$ 74,864
Operating income	10,607	4,443	15,050	(5,967)	9,083
Quarter Ended September 30, 2016					
Revenues, net	$ 41,858	$ 29,034	$ 70,892	$ 22	$ 70,914
Operating income	9,897	5,167	15,064	(2,544)	12,520
Quarter Ended December 31, 2016					
Revenues, net	$ 31,715	$ 33,498	$ 65,213	$ 44	$ 65,257
Operating income	3,978	3,099	7,077	(1,951)	5,126
Quarter Ended March 31, 2017					
Revenues, net	$ 41,605	$ 34,817	$ 76,422	$ 3	$ 76,425
Operating income	8,411	799	9,210	(2,813)	6,397
Quarter Ended June 30, 2017					
Revenues, net	$ 53,261	$ 36,036	$ 89,297	$ 2	$ 89,299
Operating income	13,633	5,641	19,274	(2,271)	17,003
Quarter Ended September 30, 2017					
Revenues, net	$ 48,487	$ 35,936	$ 84,423	$ (1)	$ 84,422
Operating income	12,280	5,428	17,708	(2,809)	14,899

CSW Industrials, Inc. Reconciliation of Operating Income to Adjusted Operating Income---Continuing Operations (Unaudited) Quarter Ended June 30, Quarter Ended September 30, Quarter Ended December 31, Quater Ended March 31, Quarter Ended June 30, Quarter Ended September 30, (in thousands) 2016 2016 2016 2017 2017 2017 Operating income 9,083 12,520 5,126 6,397 17,003 14,899 Adjusting items: Asset Impairment - - 124 220 - - CFO Transition 2,841 31 - - - - Consulting projects 494 303 391 459 - - Transaction and integration costs - - - 431 - 110 Discrete Tax Provision & Other - - - - - - Estimated Reserve for Excess Inventory - 404 - - - - Restructuring & realignment 1,082 - 2,063 3,454 1,108 135 Adjusted Operating Income 13,500$ 13,258$ 7,704$ 10,961$ 18,111$ 15,144$

CSW Industrials
Reconciliation of Net Income to Adjusted Net Income---Continuing Operations

	(Unaudited)					
(in thousands, except share data)	Quarter Ended June 30, 2016	Quarter Ended September 30, 2016	Quarter Ended December 31, 2016	Quater Ended March 31, 2017	Quarter Ended June 30, 2017	Quarter Ended September 30, 2017
GAAP Net Income from Continuing Operations	$ 5,266	$ 7,354	$ 1,859	$ 3,322	$ 10,287	$ 9,150
Adjusting items:						
Asset Impairment	-	-	80	142	-	-
CFO Transition	1,847	20	-	-	-	-
Consulting projects	321	196	253	297	-	-
Transaction and integration costs	-	-	-	279	-	71
Discrete Tax Provision & Other	538	368	1,402	477	-	265
Estimated Reserve for Excess Inventory	-	261	-	-	-	-
Restructuring & realignment	782	-	1,335	2,235	720	88
Adjusted Net Income from Continuing Operations	$ 8,754	$ 8,199	$ 4,929	$ 6,752	$ 11,007	$ 9,574
GAAP Diluted income per common share from Continuing operations	$ 0.33	$ 0.47	$ 0.12	$ 0.21	$ 0.65	$ 0.57
Adjusting items:						
Asset Impairment	-	-	0.01	0.01	-	-
CFO Transition	0.12	0.00	-	-	-	-
Consulting projects	0.02	0.01	0.02	0.02	-	-
Transaction and integration costs	-	-	-	0.01	-	0.00
Discrete Tax Provision & Other	0.03	0.02	0.09	0.03	-	0.02
Estimated Reserve for Excess Inventory	-	0.02	-	-	-	-
Restructuring & realignment	0.05	-	0.08	0.14	0.05	0.01
Adjusted Earnings per diluted common share from Continuing Operations	$ 0.55	$ 0.52	$ 0.31	$ 0.42	$ 0.70	$ 0.60

CSW Industrials, Inc. Reconciliation of Segment Operating Income to Adjusted Segment Operating Income (Unaudited) For the Quarter Ended June 30, 2016 (in thousands) Industrial Products Specialty Chemicals Corporate and Other Consolidated Continuing Operations Revenues, net $ 43,475 $ 31,368 $ 21 $ 74,864 Operating Income $ 10,607 $ 4,443 $ (5,967) $ 9,083 Adjusting items: CFO Transition - - 2,841 2,841 Consulting projects 61 89 344 494 Restructuring & realignment 90 992 - 1,082 Adjusted Operating Income $ 10,758 $ 5,524 $ (2,782) $ 13,500 For the Quarter Ended September 30, 2016 (in thousands) Industrial Products Specialty Chemicals Corporate and Other Consolidated Continuing Operations Revenues, net $ 41,858 $ 29,034 $ 22 $ 70,914 Operating Income $ 9,897 $ 5,167 $ (2,544) $ 12,520 Adjusting items: CFO Transition - - 31 31 Consulting projects 23 23 257 303 Estimated Reserve for Excess Inventory 17 387 - 404 Adjusted Operating Income $ 9,937 $ 5,577 $ (2,256) $ 13,258 For the Quarter Ended December 31, 2016 (in thousands) Industrial Products Specialty Chemicals Corporate and Other Consolidated Continuing Operations Revenues, net $ 31,715 $ 33,498 $ 44 $ 65,257 Operating Income $ 3,978 $ 3,099 $ (1,951) $ 5,126 Adjusting items: Asset Impairment 124 - - 124 Consulting projects 191 146 54 391 Restructuring & realignment - 2,063 - 2,063 Adjusted Operating Income $ 4,293 $ 5,308 $ (1,897) $ 7,704

For the Quarter Ended March 31, 2017 (in thousands) Industrial Products Specialty Chemicals Corporate and Other Consolidated Continuing Operations Revenues, net $ 41,605 $ 34,817 $ 3 $ 76,425 Operating Income $ 8,411 $ 799 $ (2,813) $ 6,397 Adjusting items: Asset Impairment 13 207 - 220 Consulting projects 96 336 27 459 Transaction and integration costs 431 - - 431 Restructuring & realignment 624 2,830 - 3,454 Adjusted Operating Income $ 9,575 $ 4,172 $ (2,786) $ 10,961 For the Quarter Ended June 30, 2017 (in thousands) Industrial Products Specialty Chemicals Corporate and Other Consolidated Continuing Operations Revenues, net $ 53,261 $ 36,036 $ 2 $ 89,299 Operating Income $ 13,633 $ 5,641 $ (2,271) $ 17,003 Adjusting items: Restructuring & realignment 232 876 - 1,108 Adjusted Operating Income $ 13,865 $ 6,517 $ (2,271) $ 18,111 For the Quarter Ended September 30, 2017 (in thousands) Industrial Products Specialty Chemicals Corporate and Other Consolidated Continuing Operations Revenues, net $ 48,487 $ 35,936 $ (1) $ 84,422 Operating Income $ 12,280 $ 5,428 $ (2,809) $ 14,899 Adjusting items: Discrete Tax Provision & Other 110 - - 110 Restructuring & realignment 135 - - 135 Adjusted Operating Income $ 12,525 $ 5,428 $ (2,809) $ 15,144